UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2007
(December 21, 2007)
MBI Financial, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
000-08012
(Commission File Number)
75-1310613
(IRS Employer Identification No.)
2902 Carlisle, Suite 200 — Dallas, TX (75204)
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 468-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
MBI, Inc.
Section 2 — Financial Information

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 20, 2007, Bruce Hall submitted his resignation from the Board of Directors. The resignation was effective December 21, 2007.
(c) Exhibits
Exhibit No. Description
     None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBI Financial, INC. (Registrant) Date: December 31, 2007
/s/ Patrick A. McGeeney
Patrick A. McGeeney, Chairman, President and Chief Executive Officer